UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado (Address of principal executive offices	80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 4, 2010, the Board of Directors of Penford Corporation (the “Company”) increased the size of the Board from eight to nine directors and elected Mr. Edward F. Ryan to serve as a member of the Board of Directors, effective immediately.
     Mr. Ryan was also appointed to serve on the Audit Committee and the Executive Compensation and Development Committee of the Company’s Board of Directors.
     Mr. Ryan has served as President of Entrepreneurial Financial Resources, Inc. (“EFR”), a private equity firm that manages a portfolio of companies, since 1998, and he currently serves as Chairman of several companies owned by EFR. Mr. Ryan is also Chairman of Summit Marketing, LLC, a national direct marketing, government services, promotional products, and recognition and incentive company. Mr. Ryan previously held a variety of positions at Code 3/Public Safety Equipment Inc., a supplier of lighting and sound based warning products, which he purchased in 1986 and continued to manage until its sale in 1998. He was previously a director of K2 Inc. and Rawlings Sporting Goods Company, Inc., during periods when those sporting goods companies were independent and publicly held.
     Mr. Ryan will be proposed to shareholders at the Company’s 2011 Annual Meeting of Shareholders for election as a director.
     There was no arrangement or understanding between Mr. Ryan and any other person pursuant to which he was elected to the Board of Directors, and there are no related party transactions between Mr. Ryan and the Company.
     For his services as a non-employee director, Mr. Ryan will be entitled to receive the standard compensation for a non-employee director of the Company. The Company will also reimburse Mr. Ryan for out-of-pocket expenses incurred in connection with attendance or participation at meetings. The non-employee director compensation program is described in further detail in the Company’s proxy statement for its 2010 Annual Meeting filed with the Securities and Exchange Commission on December 21, 2009.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 5, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

March 8, 2010	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 5, 2010

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